                                                                    EXHIBIT 10.2



                                   EXHIBIT A
                                       TO
                                  VAXGEN, INC.
                   CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT


        This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of ____ , 199_, by and among VAXGEN, INC., a Delaware corporation (the "Company"), and the holders (the "Holders") of the Common Stock issued pursuant to that certain Confidential Placement Memorandum dated as of (the "Placement Memorandum").

        In consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Undersigned each hereby agree as follows:

        1.     DEFINITIONS

        For purposes of this Agreement:

               (a) The term "Commission" shall mean the U.S. Securities and Exchange Commission or any U.S. federal agency at the time administering the Securities Act;

               (b) The term "Common Stock" shall mean the common stock of the Company;

               (c) The term "Initiating Holder" shall have the meaning given in
Section 2(b) hereof;

               (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

               (e) The term "Registrable Securities" shall mean Common Stock that has not been registered for sale to the public under the Securities Act and was issued pursuant to the Placement Memorandum, and Common Stock issued or issuable to Genentech under the Warrant Agreement;

               (f) The term "Registration Expenses" and "Selling Expenses" shall mean the expenses described in Section 7 hereof;

               (g) The term "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, or any similar United States federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;



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               (h) The term "Exchange Act" shall mean the U.S. Securities
Exchange Act of 1934, as amended, or any similar United States federal statutes, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

               (i) The term "Holder" means any person owning or having the right to acquire Registrable Securities who is a party to this Agreement and any assignee thereof in accordance with this Agreement;

               (j) The term "Genentech" shall mean Genentech, Inc., a Delaware corporation; and

               (k) The term "Warrant Agreement" shall mean that certain warrant agreement by and between the Company and Genentech, dated effective as of March 15, 1996.

        2.     DEMAND REGISTRATION.

               (a) At any time (i) following the fourth anniversary of the final closing of the offering of securities pursuant to the Placement Memorandum and before the filing date of the Company's initial public offering of its Common Stock ("IPO"), if the Company receives a written request from the holders of at least sixty percent (60%) of the Registrable Securities outstanding, that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, or (ii) after twelve (12) months from the effective date of the IPO, if the Company is entitled to use Form S-3 (or any successor short-form registration statement adopted by the Commission for the resale of securities) and the Company receives a written request from the holders of at least forty percent (40%) of the Registrable Securities outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall promptly give written notice of such request (together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable state securities laws) to all Holders. As soon as practicable (but in no event later than ninety (90) days after receipt by the Company of a request pursuant to the preceding clause (i) or sixty (60) days after receipt by the Company of a request pursuant to the preceding clause
(ii)), and subject to the limitations of Subsection 2(b) hereof, the Company shall file a registration statement in accordance with Section 5 hereof, with respect to the registration under the Securities Act of all Registrable Securities which the Holders may specify in such request in writing within twenty (20) days after receipt of such notice from the Company.

               (b) If the Holders initiating the registration request (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request, and the Company shall include such information in the written notice referred to in Subsection 2(a) hereof. In such event, the right of any Holder to include securities in such registration shall be conditioned upon the inclusion of such securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders) as provided in this Section 2.

               (c) If other Holders request inclusion in such registration, the Initiating Holders shall offer to such Holders the opportunity to include Registrable Securities held by them in the underwriting, and may condition such offer on the acceptance by such other Holders of Registrable Securities of the further provisions of this Section 2. All Holders proposing to



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distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter(s) selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company.

               (d) If, in the written opinion of the managing underwriter of any such offering, a limitation of the number of shares to be underwritten is required, the Initiating Holders shall so advise all holders of Registrable Securities, and the number of Registrable Securities to be included in the underwriting will be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that would otherwise be entitled to inclusion in such registration statement; provided, however, in the event that less than fifty percent (50%) of the Registrable Securities requested to be registered are permitted by the managing underwriter be included in such registration statement, then a majority in interest of the Initiating Holders may withdraw their request to register Registrable Securities and their request shall not count as a registration for the purpose of Subsection 2(e) hereof. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of securities to be included in such registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration with the prior agreement of the underwriter, provided the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (e) The Company is obligated to effect two (2) such registrations at the request of the Holders pursuant to this Section 2.

               (f) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request from the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

        3.     PIGGY-BACK REGISTRATION.

               (a) If the Company proposes to register any of its capital stock or other securities under the Securities Act in connection with the public offering of such securities (other than in connection with the IPO or a registration on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the public sale of Common Stock), the Company shall, each such time, promptly give each Holder written notice of such registration, together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of each Holder given within thirty (30) days after mailing of such written notice from the Company in accordance with this Section 3, the Company shall, subject to the provisions of Section 3(b) and Section 9 hereof, include in such registration all of the Registrable Securities that each such Holder has requested to be registered.




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               (b) Notwithstanding the foregoing, in the event the proposed registration is in whole or in part an underwritten public offering, the Company shall so advise the Holders as part of the written notice under Subsection 3(a). If the managing underwriter determines and advises the Company in writing that the inclusion of such shares of requesting Holders, together with all shares of the Company's capital stock to be offered by the Company, would materially adversely affect the successful marketing of such securities, then (i) the Company shall immediately provide all Holders requesting inclusion in such registration with a copy of such written advice, and (ii) the number of shares of capital stock otherwise to be included in the registration statement by Holders shall be reduced pro rata among such Holders requesting inclusion of their shares in such registration statement in proportion to the number of shares of the Company's capital stock then owned by each with respect to which it has registration rights. The parties agree that in any registration for a public offering the managing underwriter may reduce the number of shares on a pro rata basis to be included by Holders but in no event shall the shares to be offered by the Holders be reduced to below fifteen percent (15%) of the total number of shares to be included in the registration statement, or such lesser number of shares as are requested to be included by the Holders. If any Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

               (c) The Company is obligated to effect up to three (3) such registrations at the request of the Holders pursuant to this Section 3.

        4. SHELF REGISTRATION. Upon expiration of a period of twelve (12) months following completion, if it occurs, of an IPO, and at any other time that the Company receives from any Holder a written request that the Company effect a registration on Form S-3 (or any successor short-form registration statement adopted by the Commission for the resale of securities) or any related qualification or compliance with respect to all or a part of the Registrable Securities, the Company will:

               (a) Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders.

               (b) As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are to be covered by the registration statement and are requested by Holders to be included, all as specified in a written request from Holders given within thirty (30) days after such written notice by the Company under Subsection 4(a).

               (c) The Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4: (i) if the Company is not qualified as a registrant entitled to use Form S-3 (or any similar successor form of registration statement); (ii) if the Holders propose to sell Registrable Securities in an aggregate amount less than two million ($2,000,000), except for the S-3 registration statement filed after the expiration of a period of twelve (12) months after the IPO pursuant to this
Section 4 (the "Initial S-3"), or unless all Registration Expenses are borne by requesting Holders; or (iii) subject to the next sentence, if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 or similar



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registration to be effected at such time. In the case of the circumstances described in the preceding clause (iii), the Company shall have the right to defer the filing of the registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder under this
Section 4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

               (d) Registrations effected pursuant to this Section 4 shall not be counted as demands for registration or registrations effected pursuant to
Section 2 hereof.

        5. OBLIGATIONS TO THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the first to occur of (i) twelve (12) months, in the case of the Initial S-3; (ii) one hundred eighty (180) days, in the case of any other registration statement; or
(iii) the completion of the distribution described in the registration statement.

               (b) Respond promptly to any comments of the Commission related to the registration statement and prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the registration statement, and to the prospectus used in connection with the registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the registration statement.

               (c) Furnish to the Holders of Registrable Securities and to the underwriters of the securities being registered such numbers of copies of the registration statement, the prospectus, including a preliminary prospectus and a final prospectus, and all amendments (including post-effective amendments) and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request, in order to facilitate the disposition of their Registrable Securities covered by the registration statement.

               (d) Use its best efforts to register and qualify the Registrable Securities covered by such registration statement under the securities laws of such states as shall be reasonably requested by the selling Holders of such securities or underwriters; provided, however, that the Company shall not be required to take action to effect such registration in any particular jurisdiction in which the Company would be required to file a general consent to service of process in any such state in effecting such registration unless the Company is already subject to service of process in such jurisdiction and except as may be required by the Securities Act; and provided, further, that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if applicable law in any state in which the Registrable Securities shall be qualified shall require that all or any portion of the Registration Expenses (as defined in Section 7) be borne by selling Holders, then to the extent required by that state, such Registration Expenses shall be payable by the selling Holders pro rata.



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               (e) Keep each Holder of Registrable Securities covered by a registration statement under this Agreement generally advised in writing as to the initial filing of each registration, qualification and compliance and as to the completion thereof.

               (f) In the event of an underwritten public offering, enter into and perform its obligations under the underwriting agreement with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement.

               (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number of all such Registrable Securities, in each case not later than the effective date of such registration.

               (h) In the event of a public offering, on the closing date thereof if such Registrable Securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, the Company shall furnish (i) an opinion dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of Registrable Securities requesting registration of Registrable Securities, to the effect that (A) the registration statement has become effective under the Securities Act and, to the best knowledge of such counsel, no stop order or proceedings with respect thereto are threatened or pending, and (B) the registration statement and each prospectus forming a part thereof and supplement or amendment thereto (except for the financial statements and schedules) complies in all material respects with the Securities Act, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of such Registrable Securities.

               (i) Notwithstanding the above, no Holder of Registrable Securities shall be entitled to include such Registrable Securities in any registration pursuant to this Agreement unless such selling Holder shall furnish to the Company such information regarding such Holder, the securities held by such Holder, and the intended method of disposition of such Registrable Securities held by such Holder, as shall be required to effect the registration of such securities held by such Holder.

        6.     FURNISH INFORMATION.

        It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request, and in any case only as shall be necessary to allow the Company to comply with the provisions hereof.




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        7.     DEFINITION OF EXPENSES.

               (a) "Registration Expenses" shall mean all expenses, incurred by the Company in complying with Sections 2, 3, 4 and 5 hereof, including, without limitation, registration and filing fees, printing expenses, accounting fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees) of the Company which would be paid in any event by the Company) and the fees and disbursements of one special counsel for the participating Holders designated by the majority in interest thereof.

               (b) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the securities registered, and all fees and disbursements of separate counsel for any Holder other than as set forth in Section 7(a).

        8. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant Sections 2 and 3 of this Agreement shall be borne by the Company, and all Registration Expenses incurred in connection with the Initial S-3 and up to four (4) additional registrations or qualifications, all pursuant Section 4 of this Agreement, shall be borne by the Company, except as provided in Subsection 5(d) hereof to the extent required by applicable state securities laws. All Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

        9. UNDERWRITING REQUIREMENTS. The right of any Holder to registration pursuant to Section 3 hereof shall be conditioned upon the Holder's participation in the underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided therein and herein. All Holders proposing to distribute their Registrable Securities through the underwriting shall (together with the Company and the other Holders distributing their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter(s). Notwithstanding any other provision of Section 3 hereof and this Section 9, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter may (subject to the allocation priority set forth in Subsection 3(b) hereof) exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all holders requesting registration of any such limitations imposed by the managing underwriter.

        10.    INDEMNIFICATION.

        In the event any Registrable Securities are included in a registration statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder of any such Registrable Securities included therein, each underwriter (if any), each of the partners, affiliates, officers, agents, employees and directors of each Holder and underwriter and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities, costs or expenses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law (including any of the foregoing incurred in settlement of any litigation commenced or threatened), insofar as such losses, claims, damages, liabilities, costs or



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expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omission or violations (collectively, a "Violation"):

                   (i) any untrue statement or alleged untrue statement of a
               material fact contained in such registration statement, including any preliminary prospectus or final prospectus, offering circular or other document, or any amendments or supplements thereto, incident to any such registration, qualification or compliance,

                   (ii) the omission or alleged omission to state therein a
               material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or

                   (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or federal securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state or federal securities law;

and the Company will reimburse each such Holder, underwriter, partner, officer, agent, affiliate, employee or director or controlling person, subject to the provisions of Section 10(c), for any legal and any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each other Holder with Registrable Securities included therein, each of the officers, directors, agents and employees of each of the foregoing persons with Registrable Securities included therein, and each person, if any, who controls the Company, or an underwriter or another Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company, other Holder(s) with Registrable Securities included therein (or any partner, agent, employee, director, officer, or controlling person of such person) and underwriters, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.



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               (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action (including any governmental action) or other actual knowledge of any claim as to which indemnity may be sought hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10 deliver to the indemnifying party a written notice thereof and the indemnifying party shall, jointly with any other indemnifying party similarly notified, assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interest between such indemnified party and any other party represented by such counsel in such proceeding. It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time for all indemnified persons. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 10 solely to the extent that such failure is materially prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 10 is for any reason held to be unenforceable by a court of competent jurisdiction although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions that resulted in such losses, claims damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

               The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method if such allocation does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10, if the total price at which the Registrable Securities of a selling Holder were offered to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of an



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untrue statement or omission, such selling Holder shall not be required to contribute any amount in excess of the total price at which the Registrable Securities of such selling Holder were offered to the public.

        Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purpose of this Section 10, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the registration statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

        11.    REPORTS UNDER THE SECURITIES ACT.

        With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information in the possession of or owned by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

        12.    AMENDMENTS AND WAIVERS.

        The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority of the then-outstanding Registrable Securities; provided however, that no amendment, modification, supplement, waiver, or consent, with respect to the provisions of Sections 2, 3, 4, 9, 10, 11 or 12 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notice of any



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amendment, modification or supplement to this Agreement adopted in accordance with this Section 12 shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

        13.    NOTICES.

        All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 13, which address initially is, with respect to each Holder, the address set forth next to such Holder's name attached hereto, or (ii) if to the Company, at 460 Pt. San Bruno Blvd., South San Francisco, CA 94080, Attention: President, or such other address as the Company shall notify the Holders in writing.

        All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; upon written confirmation of receipt by the telecopy machine or when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

        14.    SUCCESSORS AND ASSIGNS.

        This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof. Notwithstanding the foregoing provisions of this Section 14, a transferee of Registrable Securities shall not be deemed to be a party to, and shall not be bound by or entitled to the benefits of, the provisions of this Agreement, if immediately following the transfer of the Registrable Securities to such transferee, the further disposition of such Registrable Securities by the transferee is not restricted under the Securities Act.

        15.    COUNTERPARTS.

        This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        16.    HEADINGS.

        The headings in this Agreement are for convenience of reference only and shall not limited or otherwise affect the meaning hereof.


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        17.    GOVERNING LAW.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

        18.    SPECIFIC PERFORMANCE.

        The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

        19.    ENTIRE AGREEMENT.

        This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        20.    SEVERABILITY.

        If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.



THE COMPANY:

VAXGEN, INC.



By: _________________________________
        Its: Chairman


INVESTORS:


SEE INVESTORS SIGNATURE PAGES
ATTACHED HERETO



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